Note 5 - Income Taxes - Reconciliation Between the Statutory Federal Income Tax Rate and the Effective Income Tax Rate (Details)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Federal statutory rate	(34.00%)	(34.00%)
State taxes, net of federal benefit	26.20%	16.80%
Non-deductible goodwill	0.00%	0.00%
ISO / ESPP	0.20%	2.10%
Other	0.50%	27.00%
Change in valuation allowance	8.00%	42.10%
Tax provision	0.10%	0.00%